Exhibit 10.1

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT made March 4, 2003

BETWEEN:                AMG OIL LTD. of Suite 1400-700 4th Avenue Calgary,
                        Alberta (herein "AMG") AND:     International Resource
                        Management Corp. (formerly "437577 BC Ltd.") of Suite 1408-1050 Burrard Street, Vancouver, B.C. (herein "IREMCO")

WHEREAS IREMCO owns 3,000,000 common shares of AMG;

AND WHEREAS AMG has agreed to re-purchase the 3,000,000 shares from IREMCO, for cancellation and return to treasury, for a price of US$0.01 per share or US$30,000;

AND WHEREAS the Board of Directors of AMG approved the transaction, by way of a director's resolution dated March 3, 2003;

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. AMG will pay US$30,000 to IREMCO in exchange for IREMCO returning 3,000,000 common shares of AMG common stock to AMG for cancellation and return to treasury.

2.      General Provisions
        a)This agreement shall be deemed to have been made under the laws of the State of Nevada and shall be enforceable under the laws of that jurisdiction;

        b)This agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors, heirs and personal representatives;

        c)Each party shall promptly, and without request for further consideration, execute and deliver such further documents and assurances as may be necessary to effect the terms hereof.

COUNTERPARTS

THIS CONTRACT PER THE DRIECTORS RESOLUTION DATED MARCH 3, 2003 may be executed in counterparts and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will bear the date as at the 4th day of March, 2003.

IN WITNESS WHEREOF the parties have caused this agreement to be executed as of the 4th day of March, 2003.

AMG OIL LTD.

Per:    "Cameron Fink"
        Authorized Signatory

INTERNATIONAL RESOURCE MANAGEMENT CORP.

Per:    "Alex Guidi"
        Authorized Signatory